Exhibit 3.1

CERTIFICATE OF RESTATEMENT OF ARTICLES OF INCORPORATION

OF

K N ENERGY, INC.

STATE OF KANSAS

)

)  ss

COUNTY OF PHILLIPS

)

We, Larry D. Hall, President and William S. Garner, Jr., Secretary of K N Energy, Inc., a Kansas Corporation (hereinafter called the “Corporation”), whose registered office is in Phillipsburg, Phillips County, Kansas, DO HEREBY CERTIFY:

That the Board of Directors of the Corporation, at a regular meeting duly held on the 23rd of May, 1989, adopted a resolution setting forth Restated Articles of Incorporation of the Corporation, and declared their advisability.  Said Restated Articles of Incorporation were amended with approval of the Corporation’s Shareholders on July 13, 1994, and are as follows, namely:

K N ENERGY, INC.

___________

RESTATED ARTICLES OF INCORPORATION

___________

The following are the Restated Articles of Incorporation of K N Energy, Inc., which corporation was originally incorporated under the name of Kansas Pipe Line & Gas Company in Articles filed with the Secretary of State of Kansas on May 18, 1927.  These Restated Articles were duly adopted by the Board of Directors of the Company at their regular meeting on August 16, 1988 in accordance with the provisions of Section 17-6605 of the Kansas Statutes Annotated.

FIRST

The name of the Corporation shall be K N ENERGY, INC.

SECOND

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Kansas General Corporation Code.

THIRD

The location of the principal place of business of the Corporation and its registered office in this state is 205 “F” Street, City of Phillipsburg, Phillips County, Kansas.  The Corporation shall be its own Resident Agent and for such purpose its business office shall be its registered office.

FOURTH

That the term for which the Corporation is to exist is perpetual.

FIFTH

SECTION 1

Except as otherwise provided in Article Sixth, the number of directors which shall constitute the whole Board of Directors of the Corporation shall be the number from time to time fixed by the By-laws of the Corporation; provided that such number of directors shall not be less than nine, nor more than fifteen, each of whom shall be a stockholder of the Corporation; and provided, further, that any change in such minimum or maximum number of directors shall be made only by amendment of this Article Fifth.  Nominees for directorships receiving the highest number of votes shall be elected.  The Board of Directors shall be divided into three classes:  Class I, Class II, and Class III.  Such classes shall be as nearly equal in number as possible.  The term of office of the initial Class I directors shall expire at the annual meeting of the stockholders in 1976; the term of office of the initial Class II directors shall expire at the annual meeting of stockholders in 1977; and the term of office of the initial Class III directors shall expire at the annual meeting of stockholders in 1978, or thereafter in each case when their respective successors are elected and qualified.  At each annual election held thereafter, the directors chosen to succeed those whose terms have expired shall be identified as being of the same class as the directors that they succeed and shall be elected for a term expiring at the third succeeding annual meeting of stockholders or thereafter in each case when their respective successors are elected and qualified.  When the number of directors is changed, any increase or decrease in the number of directorships shall be apportioned among the classes so as to make all classes as nearly equal in number as possible.

SECTION 2

No director of the Corporation shall be removed from his office as a director unless all other directors constituting the Board of Directors at the time unanimously vote in favor of such removal, in which event his removal shall be considered accomplished.  No director of the Corporation shall be removed from his office as a director by vote or other action of stockholders or otherwise unless the director to be removed has been convicted of a felony by a court of competent jurisdiction and such conviction has become no longer subject to direct appeal or unless the director to be removed has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation by a court of competent jurisdiction and such adjudication has become no longer subject to direct appeal.  In the event of such conviction, or finding of negligence or misconduct a director may be removed by the stockholders in the manner provided in the By-laws of the Corporation.

SIXTH

SECTION 1

The minimum amount of capital with which the Corporation will commence business is $1,000.00.

SECTION 2

1.

That the total number of shares of all classes of stock which the Corporation shall have authority to issue will be 27,200,000.

2.

That the number of shares which are to have a par value shall be 50,000,000 of the par value of $5 each, all of which shares shall be one class of common stock (hereinafter referred to as “Common Stock”).

3.

That the number of shares that are to be without par value will be 2,200,000 of which 200,000 shall be Class A Preferred Stock (hereinafter referred to as the “Class A Preferred Stock”), and of which 2,000,000 shall be Class B Preferred Stock (hereinafter referred to as the “Class B Preferred Stock).

SECTION 3

1.

Definitions.  As used in this Article Sixth or in any resolution adopted by the Board of Directors providing for the issue of any particular series of Class A Preferred Stock or Class B Preferred Stock authorized by these Articles of Incorporation or any amendment thereto, the following terms shall have the following meanings, respectively:

(a)

The term “arrearages”, whenever used in connection with dividends on any share of Class A Preferred Stock or Class B Preferred Stock, shall refer to the condition that exists as to dividends, to the extent that they are cumulative (either unconditionally, or conditionally to the extent that the conditions have been fulfilled), on such shares which shall not have been paid or declared and set apart for payment to the date or for the period indicated; but the term shall not refer to the condition that exists as to dividends, to the extent that they are non-cumulative, on such shares which shall not have been paid or declared and set apart for payment.

(b)

The term “stock junior to the Class A Preferred Stock”, whenever used with reference to the Class A Preferred Stock, shall mean the Class B Preferred Stock, Common Stock and any other stock of the Corporation over which the Class A Preferred Stock has preference or priority in the payment of dividends and in the distribution of assets on any dissolution, liquidation or winding up of the Corporation.

(c)

The term “stock junior to the Class B Preferred Stock”, whenever used with reference to the Class B Preferred Stock, shall mean the Common Stock and any other stock of the Corporation over which the Class B Preferred Stock has preference or priority in the payment of dividends and in the distribution of assets on any dissolution, liquidation or winding up of the Corporation.

(d)

The term “subsidiary” means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation, irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency, is, at the time of determination thereof, directly or indirectly owned by the Corporation, or by one or more subsidiaries of the Corporation, or by the Corporation and one or more subsidiaries. As used in this definition, the term “corporation” shall include comparable types of business organizations authorized under the laws of any state, territory or possession of the United States or any foreign country however designated.

SECTION 4

That the voting powers (full or limited, or without voting powers) designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the shares of Class A Preferred Stock, Class B Preferred Stock and Common Stock and the authority of the Board of Directors of the Corporation to fix by resolution such of the voting powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof (sometimes hereinafter referred to in this Article Sixth as “powers, preferences and rights”), are as follows:

A.

CLASS A PREFERRED STOCK

1.

Authority of the Board of Directors of the Corporation to issue Class A Preferred Stock in Series.  The Class A Preferred Stock consists of (i) shares constituting a series designated and hereinafter referred to as “Class A $5 Cumulative Preferred Stock”, shares of which have heretofore been issued and designated as “$5 Cumulative Preferred Stock”, (ii) shares constituting a series designated and hereinafter referred to as “Class A $5.65 Cumulative Preferred Stock”, shares of which have heretofore been issued and designated as “$5.65 Cumulative Preferred Stock”, and (iii) additional authorized shares the issuance of which may be provided for by the Board of Directors of the Corporation as set forth in this Subdivision A of Section 4.  The voting powers (full or limited, or without voting powers), designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions, not inconsistent with the provisions of this Article Sixth, of the Class A $5 Cumulative Preferred Stock and of the Class A $5.65 Cumulative Preferred Stock are respectively fixed by and set forth in paragraph 9 of this Subdivision A of Section 4 and in the Certificate of Resolutions adopted by the Board of Directors of the Corporation providing for the issuance of shares of the Class A $5.65 Cumulative Preferred Stock filed in the office of the Secretary of State of Kansas on September 28, 1953.

The Class A Preferred Stock may be issued from time to time in one or more series.  Subject to the provisions of these Articles of Incorporation or any amendment thereto, authority is expressly granted to the Board of Directors of the Corporation to authorize the issue of one or more series of Class A Preferred Stock, and to fix by resolutions providing for the issue of each such series the powers, preferences and rights thereof, to the full extent now or hereafter permitted by law, including but not be limited to the following:

(a)

The number of shares of such series (which may subsequently be increased by resolutions of the Board of Directors of the Corporation) and the distinctive designation thereof;

(b)

The dividend rate of such series and any limitations, restrictions or conditions on the payment of such dividends;

(c)

The terms and conditions, if any, on which, and the price or prices at which, the shares of such series may be redeemed;

(d)

The terms of any purchase, retirement or sinking fund to be provided for the shares of such series;

(e)

Restrictions upon the declaration or payment of dividends or other distributions on, or the acquisition or retirement by the Corporation of, the Common Stock to take effect upon the occurrence of any default in the provisions for a sinking fund, if any, for the particular series and to remain in effect so long as such default continues; and provisions extending for the benefit of the particular series for so long as any shares thereof remain outstanding, similar restrictions with respect to the stock of the Corporation imposed by the terms of any of its funded indebtedness then outstanding;

(f)

The terms and conditions, if any, upon which the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of the same or any class or classes of stock of the Corporation;

(g)

The voting powers, if any, of such series in addition to the voting powers provided in paragraphs 5 and 8 of Subdivision A of Section 4; and

(h)

Any other variance in the relative powers, preferences and rights as between different series not inconsistent with these Articles of Incorporation or any amendments thereto, to the full extent now or hereafter allowed by law.

The Class A Preferred Stock of each series shall rank on a parity with the Class A Preferred Stock of every other series in priority of payment of dividends and in the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to the extent of the preferential amounts to which the Class A Preferred Stock of the respective series shall be entitled under the provisions of these Articles of Incorporation or any amendment thereto or the resolutions of the Board of Directors of the

Corporation providing for the issue of such series.  All shares of any one series of Class A Preferred Stock shall be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates shall accumulate (if cumulative).

2.

Dividend rights.

(a)

The holders of shares of Class A Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, preferential dividends, from the date fixed by the resolutions of the Board of Directors of the Corporation authorizing the issuance thereof, in cash payable at such rate, from such date, and on such quarterly dividend payment dates and, if cumulative, cumulative from such date or dates, as may be fixed by the provisions of these Articles of Incorporation or any amendment thereto or by the resolutions of the Board of Directors of the Corporation providing for the issue of such series.  The holders of shares of Class A Preferred Stock shall not be entitled to receive any dividends thereon other than those specifically provided for by these Articles of Incorporation or any amendment thereto, or such resolutions of the Board of Directors of the Corporation, nor shall any arrearages in dividends on the Class A Preferred Stock bear any interest.

(b)

So long as any of the Class A Preferred Stock is outstanding, no dividends (other than dividends payable in stock junior to the Class A Preferred Stock and cash in lieu of fractional shares in connection with any such dividend) shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on any stock junior to the Class A Preferred Stock, unless

(i)

there shall be no arrearages in dividends on the Class A Preferred Stock for any past quarterly dividend period, and dividends in full for the current quarterly dividend period shall have been paid or declared on all of the Class A Preferred Stock (cumulative and non-cumulative); and

(ii)

the Corporation shall have paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all sinking funds, if any, for the Class A Preferred Stock of any series; and

(iii)

the Corporation shall not be in default on any of its obligations to redeem any of the Class A Preferred Stock.

(c)

So long as any of the Class A Preferred Stock is outstanding, no shares of any stock junior to the Class A Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary except (i) in connection with a reclassification or exchange of any stock junior to the Class A Preferred Stock through the issuance of other stock junior to the Class A Preferred Stock at the time outstanding, or (ii) in connection with the purchase, redemption or other acquisition of any stock junior to the Class A Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Class A Preferred Stock at the time outstanding or (iii) payments in cash in lieu of fractional shares upon the conversion of any convertible stock junior to the Class A Preferred Stock, nor shall any funds be set aside or made available for any sinking fund for the purchase or redemption of any stock junior to the Class A Preferred Stock, unless

(i)

there shall be no arrearages in dividends on Class A Preferred Stock for any past quarterly dividend period, and dividends in full for the current quarterly dividend period shall have been paid or declared on all of the Class A Preferred Stock (cumulative and non-cumulative); and

(ii)

the Corporation shall have paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all sinking funds, if any, for the Class A Preferred Stock of any series; and

(iii)

the Corporation shall not be in default on any of its obligations to redeem any of the Class A Preferred Stock.

(d)

Subject to the foregoing provisions and not otherwise, such dividends (payable in cash, property or stock junior to the Class A Preferred Stock) as may be determined by the Board of Directors of the Corporation may be declared and paid on the shares of any stock junior to the Class A Preferred Stock from time to time, and in the event of the declaration and payment of any such dividends, the holders of shares of such junior stock shall be entitled, to the exclusion of holders of shares of Class A Preferred Stock, to share ratably therein according to their respective interests.

(e)

Dividends in full shall not be declared or paid or set apart for payment on any series of Class A Preferred Stock, unless there shall be no arrearages in dividends on any Class A Preferred Stock for any past quarterly dividend period and dividends in full for the current quarterly dividend period shall have been paid or declared on all Class A Preferred Stock to the extent that such dividends are cumulative, and any dividends paid or declared when dividends are not so paid or declared in full shall be shared ratably by the holders of all series of Class A Preferred Stock in proportion to such respective arrearages and unpaid and undeclared current quarterly dividends.

3.

Liquidation rights.

(a)

In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Class A Preferred Stock of each series shall be entitled to receive in full out of the Corporation’s assets the sum of One Hundred Dollars ($100) for each share of Class A Preferred Stock held by them, plus any arrearages in dividends thereon to the date fixed for the payment in liquidation, before any distribution shall be made to the holders of shares of any stock junior to the Class A Preferred Stock.  After such payment in full to the holders of shares of the Class A Preferred Stock, the remaining assets of the Corporation shall then be distributable exclusively among the holders of shares of any stock junior to the Class A Preferred Stock, according to their respective interests.

(b)

If the assets of the Corporation are insufficient to permit the payment of the full preferential amounts payable to the holders of shares of Class A Preferred Stock of the respective series in the event of a liquidation, dissolution or winding up, then the assets available for distribution to holders of shares of Class A Preferred Stock shall be distributed ratably to such holders in proportion to the full preferential amounts payable on the respective shares.

(c)

A consolidation or merger of the Corporation with or into one or more other corporations or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

4.

Redemption.

(a)

The Corporation may, at the option of the Board of Directors, redeem the whole or any part of the Class A Preferred Stock, or of any series thereof, at any time or from time to time within the period during which such stock is, according to these Articles of Incorporation or any amendment thereto, or the resolutions of the Board of Directors of the Corporation providing for the issue thereof, redeemable at the option of the Board of Directors, by paying such redemption price thereof as shall have been fixed by these Articles of Incorporation or any amendment thereto or by the resolutions of the Board of Directors of the Corporation providing for the issue of the Class A Preferred Stock to be redeemed, including an amount in the case of each share so to be redeemed equal to any arrearages in dividends thereon to the date fixed for redemption (the total amount so to be paid being hereinafter referred to as the “redemption price”).  The Class A $5 Cumulative Preferred Stock and the Class A $5.65 Cumulative Preferred Stock shall be redeemable at any time at the option of the Board of Directors of the Corporation.

(b)

Unless expressly provided otherwise in the resolutions of the Board of Directors of the Corporation providing for the issue of the Class A Preferred Stock to be redeemed, (i) notice of each such redemption shall be mailed not less than thirty days nor more than ninety days prior to the date fixed for redemption to each holder of record of shares of the Class A Preferred Stock to be redeemed, at his address as the same may appear on the books of the Corporation, and (ii) in case of a redemption of a part only of any series of the Class A Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other equitable manner as the Board of Directors of the Corporation may determine.  The Board of Directors of the Corporation shall have full power and authority, subject to the limitations and provisions contained in these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of the Class A Preferred Stock to be redeemed, to prescribe the manner in which and the terms and conditions upon which the Class A Preferred Stock may be redeemed from time to time.

(c)

If any such notice of redemption shall have been duly given, then on and after the date fixed in such notice of redemption (unless default shall be made by the

Corporation in the payment or deposit of the redemption price pursuant to such notice) all arrearages in dividends, if any, on the shares of Class A Preferred Stock so called for redemption shall cease to accumulate, and on such date all rights of the holders of shares of Class A Preferred Stock so called for redemption shall cease and terminate except the right to receive the redemption price upon surrender of their certificates for redemption and such rights, if any, of conversion or exchange as may exist with respect to such Class A Preferred Stock under the provisions of these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of such Class A Preferred Stock.

(d)

If, before the redemption date specified in any notice of the redemption of any Class A Preferred Stock, the Corporation shall deposit the redemption price with a bank or trust company in the continental United States having a capital and surplus of at least $5,000,000 according to its last published statement of condition, in trust for payment on the redemption date to the holders of shares of Class A Preferred Stock to be redeemed, from and after the date of such deposit all rights of the holders of shares of Class A Preferred Stock so called for redemption shall cease and terminate except the right to receive the redemption price upon surrender of their certificates for redemption and such rights, if any, of conversion or exchange as may exist with respect to such Class A Preferred Stock under the provisions of these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of such Class A Preferred Stock.  Any funds so deposited which are not required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit shall be returned to the Corporation forthwith.  The Corporation shall be entitled to receive from the depositary, from time to time, the interest, if any, allowed on such funds deposited with it, and the holders of the shares so redeemed shall have no claim to any interest.  Any funds so deposited and remaining unclaimed at the end of six years from the redemption date shall, if thereafter requested by the Board of Directors of the Corporation, be repaid to the Corporation.

(e)

Shares of Class A Preferred Stock of any series may also be subject to redemption, in the manner hereinabove prescribed under this paragraph 4 of Subdivision A of Section 4, through operation of any sinking fund created therefor, at the redemption prices and under the terms and provisions contained in the resolutions of the Board of Directors of the Corporation providing for the issue of such series.

(f)

The Corporation shall not be required to register a transfer of any share of Class A Preferred Stock (i) within fifteen days preceding a selection for redemption of shares of the series of Class A Preferred Stock of which such share is a part or (ii) which has been selected for redemption.

(g)

During the continuance of any arrearages in dividends for any past quarterly dividend period or a failure in fulfillment of any sinking fund or redemption obligation on any series of Class A Preferred Stock, the Corporation shall not purchase or redeem less than all of the shares of Class A Preferred Stock or of any other stock ranking on a parity with the Class A Preferred Stock as to dividends and upon liquidation, nor permit any subsidiary to do so without the consent given in writing or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders of at least fifty percent (50%) of all the shares of Class A Preferred Stock then outstanding; provided that (i) to meet the requirements of any purchase, retirement or sinking fund provisions with respect to any series, the Corporation may use shares of such series acquired by it prior to such arrearages in dividends or failure of payment and then held by it as treasury stock, valued at the redemption price, and (ii) the Corporation may complete the purchase or redemption of shares of Class A Preferred Stock or of any other stock ranking on a parity with the Class A Preferred Stock as to dividends and upon liquidation for which a purchase contract was entered into for any purchase, retirement or sinking fund purposes, or the notice of redemption of which was initially mailed, prior to such arrearages in dividends or failure of payment.

(h)

If any obligation to retire shares of Class A Preferred Stock is not paid in full on all series as to which such obligation exists, the number of shares of each such series to be retired pursuant to any such obligation shall be in proportion to the respective amounts which would be payable if all amounts payable for the retirement of such series were discharged in full.

5.

Restrictions on certain action affecting Class A Preferred Stock.  The Corporation will not, without the consent given in writing or affirmative vote given in person or by proxy at a meeting held for the purpose,

(a)

by the holders of at least fifty percent (50%) of the shares of Class A Preferred Stock then outstanding,

(i)

amend, alter or repeal any of the provisions of these Articles of Incorporation, or any amendment thereto, or By-laws of the Corporation, so as to affect adversely the voting powers, rights or preferences of the holders of shares of Class A Preferred Stock or to reduce the time for any notice to which the holders of shares of Class A Preferred Stock may be entitled; provided, however, that the amendment of the provisions of these Articles of Incorporation, as amended, so as to increase the authorized amount of Common Stock, Class B Preferred Stock, Class A Preferred Stock, any other class of stock junior to the Class A Preferred Stock or any stock of any class ranking on a parity with the Class A Preferred Stock shall not be deemed to affect adversely the powers, rights or preferences of the holders of shares of Class A Preferred Stock.

(ii)

create any other class or classes of stock or any security convertible into, or exchangeable for or evidencing the right to purchase any stock of a class ranking on a parity with the Class A Preferred Stock, either as to dividends or upon liquidation;

(iii)

increase the authorized amount of or create any class or classes of stock ranking prior to the Class A Preferred Stock; or

(iv)

merge or consolidate with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock either authorized or outstanding ranking prior to the Class A Preferred Stock, and no securities either authorized or outstanding which are convertible or exchangeable into stock ranking prior to the Class A Preferred Stock except the same number of shares of prior stock and the same amount of such convertible securities with the same rights and preferences as the prior stock and such convertible securities of the Corporation, respectively, authorized and outstanding immediately preceding such merger or consolidation, and unless each holder of shares of Class A Preferred Stock, immediately preceding such a merger or consolidation shall receive the same number of shares, with substantially the same rights and preferences, of the resulting corporation; provided, however, that no such consent of the holders of shares of Class A Preferred Stock then outstanding shall be required if, at or prior to the taking effect of the event which would otherwise require such consent, provisions shall be made for the redemption of all shares of such Class A Preferred Stock.

(b)

by the holders of at least fifty percent (50%) of the shares of any series of Class A Preferred Stock then outstanding, amend, alter or repeal any of the provisions of these Articles of Incorporation or any amendment thereto or of the resolutions of the Board of Directors of the Corporation providing for the issue of such series so as to affect adversely the powers, preferences or rights of the holders of shares of Class A Preferred Stock of such series; provided, however, that no such consent of the holders of shares of any series of Class A Preferred Stock shall be required if, at or prior to the taking effect of the event which would otherwise require such consent, provision shall have been made for the redemption of all shares of such series.

6.

Status of Class A Preferred Stock purchased, redeemed or converted.  Shares of Class A Preferred Stock purchased, redeemed or converted into or exchanged for shares of any other class or series shall be deemed to be authorized for unissued shares of Class A Preferred Stock undesignated as to series.

7.

Voting Rights.  On all matters upon which the holders of shares of Common Stock of the Corporation are entitled to vote, unless otherwise provided in these Articles of Incorporation or any amendment thereto or the resolutions of the Board of Directors of the Corporation providing for the issuance of shares of one or more series of Class A Preferred Stock, each holder of shares of Class A Preferred Stock shall have the right to vote upon a share-for-share basis with the holders of shares of Common Stock.

8.

Election of Directors by holders of shares of Class A Preferred Stock in event of Nondeclaration of Dividends.

(a)

The provisions of this paragraph 8 shall apply only to the Class A $5 Cumulative Preferred Stock, Class A $5.65 Cumulative Preferred Stock and to those other series of Class A Preferred Stock to which such provisions are expressly made applicable by these Articles of Incorporation or any amendment thereto or resolutions of the Board of Directors of the Corporation providing for the issue of such series (hereinafter referred to as the applicable Class A Preferred Stock).

(b)

If 30 days prior to the date of any annual meeting of the stockholders declarations of dividends (including non-cumulative dividends) on the shares of any series of applicable Class A Preferred Stock shall be omitted (i) in an aggregate amount equal to 3 (but less than 6) full quarterly dividends, the number of authorized directorships shall be increased by six if twelve directorships are authorized immediately prior to such meeting, or by that number of full directorships which will represent at least one-third of the total number of directorships giving effect to the increase (but no more) if other than twelve directorships are authorized immediately prior to such meeting, and the holders of shares of applicable Class A Preferred Stock shall have the exclusive and special right, voting separately as a class and without regard to series, to elect at such annual meeting of stockholders or special meeting held in place thereof, directors to fill such vacancies so created, which directors shall not be included in the classes created by Article Fifth or (ii) in an aggregate amount equal to 6 full quarterly dividends, the number of authorized directorships shall be increased by the number of authorized directorships in existence immediately prior to such meeting plus one additional directorship, and the holders of shares of applicable Class A Preferred Stock shall have the exclusive and special right, voting separately as a class and without regard to series, to elect at such annual meeting of stockholders or special meeting held in place thereof, directors to fill such vacancies so created, which directors shall not be included in the classes created by Article Fifth, in each case until four consecutive quarterly dividends shall have been paid on or declared and set apart for payment on the shares of such series, if the shares of such series are non-cumulative, or until all arrearages in dividends and dividends in full for the currently quarterly period shall have been paid on or declared and set apart for payment on the shares of such series, if the shares of such series are cumulative, whereupon all voting rights as a class of the holders of shares of applicable Class A Preferred Stock provided for under this paragraph 8 Subdivision A of Section 4 shall be divested from the holders of shares of applicable Class A Preferred Stock (subject, however, to being at any time or from time to time similarly revived if declarations of dividends for subsequent quarterly periods shall be omitted).

(c)

At any meeting at which the holders of shares of applicable Class A Preferred Stock shall be entitled to vote as a class for the election of directors as above provided, the holders of a majority of the shares of applicable Class A Preferred Stock then outstanding present in person or by proxy shall constitute a quorum for the election of such directors and for no other purpose, and the vote of the holders of a majority of the shares of applicable Class A Preferred Stock so present at any such meeting at which there shall be such a quorum shall be sufficient to elect such directors.  The persons so elected as directors by the holders of shares of applicable Class A Preferred Stock shall hold office until (i) their successors shall have been elected by such holders or (ii) until the annual meeting next following the divestiture of the right of the holders of shares of applicable Class A Preferred Stock to vote as a class in the election of directors as provided in subparagraph (b) of this paragraph 8 of Subdivision A of Section 4.  If a vacancy occurs in a directorship elected by the holders of shares of applicable Class A

Preferred Stock voting as a class, a successor may be appointed by the remaining director or directors so elected by the holders of shares of applicable Class A Preferred Stock.  Directors elected pursuant to this paragraph 8 of Subdivision A of Section 4 shall not be removed otherwise than as provided in Article Fifth.

(d)

At any such meeting or any adjournment thereof, (i) the absence of a quorum of the holders of shares of applicable Class A Preferred Stock shall not prevent the election of the directors other than those to be elected by holders of shares of applicable Class A Preferred Stock voting as a class, and the absence of a quorum of holders of the shares entitled to vote for directors other than those to be elected by the holders of shares of applicable Class A Preferred Stock voting as a class shall not prevent the election of the directors to be elected by the holders of shares of applicable Class A Preferred Stock voting as a class, and (ii) in the absence of a quorum of the holders of shares of applicable Class A Preferred Stock, the holders of a majority of the shares of applicable Class A Preferred Stock present in person or by proxy shall have power to adjourn from time to time the meeting for the election of the directors which they are entitled to elect voting as a class, without notice other than announcement at the meeting until a quorum shall be present.

9.

Class A $5 Cumulative Preferred Stock.  The preferences and relative, participating, optional and other special rights and qualifications, limitations or restrictions of said shares of the Class A $5 Cumulative Preferred Stock shall be as hereinafter set forth, namely:

(a)

The annual dividend rate upon the Class A $5 Cumulative Preferred Stock shall be $5;

(b)

The quarterly dividend payment dates of the Class A $5 Cumulative Preferred Stock shall be the first days of January, April, July and October in each year;

(c)

The Class A $5 Cumulative Preferred Stock may be redeemed at the price of $105 per share, plus accrued and unpaid dividends.

B.  CLASS B PREFERRED STOCK

1.

Authority of the Board of Directors of the Corporation to issue Class B Preferred Stock in Series.  The Class B Preferred Stock may be issued from time to time in one or more series.  Subject to the provisions of these Articles of Incorporation or any amendment thereto, authority is expressly granted to the Board of Directors of the Corporation to authorize the issue of one or more series of Class B Preferred Stock, and to fix by resolutions providing for the issue of each such series the powers, preferences and rights thereof, to the full extent now or hereafter permitted by law, including but not limited to the following:

(a)

The number of shares of such series (which may subsequently be increased by resolutions of the Board of Directors of the Corporation) and the distinctive designation thereof.

(b)

The dividend rate of such series and any limitations, restrictions or conditions on the payment of such dividends;

(c)

The terms and conditions, if any, on which, and the price or prices at which, the shares of such series may be redeemed;

(d)

The amounts which the holders of the shares of such series are entitled to receive upon any liquidation, dissolution or winding up the Corporation;

(e)

The terms of any purchase, retirement or sinking fund to be provided for the shares of such series;

(f)

Restrictions upon the declaration or payment of dividends or other distributions on, or the acquisition or retirement by the Corporation of, the Common Stock, to take effect upon the occurrence of any default in the provisions for a sinking fund, if any, for the particular series and to remain in effect so long as such default continues; and provisions extending for the benefit of the particular series for so long as any shares thereof remain outstanding, similar restrictions with respect to the stock of the Corporation imposed by the terms of any of its funded indebtedness then outstanding;

(g)

The terms and conditions, if any, upon which the shares of such series shall be convertible into or exchangeable for shares of any other class or classes, or of any other series of the same or any other class or classes of stock of the Corporation;

(h)

The voting powers, if any, of such series in addition to the voting powers provided in paragraphs 5 and 8 of this Subdivision B of Section 4; and

(i)

Any other variance in the relative powers, preferences and rights as between different series not inconsistent with these Articles of Incorporation or any amendments thereto, to the full extent now or hereafter allowed by law.

The Class B Preferred Stock of each series shall rank on a parity with the Class B Preferred Stock of every other series in priority of payment of dividends and in the distribution of assets in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, to the extent of the preferential amounts to which the Class B Preferred Stock of the respective series shall be entitled under the provisions of these Articles of Incorporation or any amendment thereto or the resolutions of the Board of Directors of the Corporation providing for the issue of such series.  All shares of any one series of Class B Preferred Stock shall be identical except as to the dates of issue and the dates from which dividends on shares of the series issued on different dates shall accumulate (if cumulative).

2.

Dividend rights.

(a)

The holders of shares of Class B Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors of the Corporation, preferential dividends from the date fixed by the resolutions of the Board of Directors of the Corporation authorizing the issuance thereof, in cash payable at such rate, from such date, and on such quarterly dividend payment dates and, if cumulative, cumulative from such date or dates, as may be fixed by the provisions of these Articles of Incorporation or any amendment thereto or by the resolutions of the Board of Directors of the Corporation providing for the issue of such series.  The holders of shares of Class B Preferred Stock shall not be entitled to receive any dividends thereon other than those specifically provided for by these Articles of Incorporation or any amendment thereto, or such resolutions of the Board of Directors of the Corporation, nor shall any arrearages in dividends on the Class B Preferred Stock bear any interest.

(b)

So long as any of the Class B Preferred Stock is outstanding, no dividends (other than dividends payable in stock junior to the Class B Preferred Stock and cash in lieu of fractional shares in connection with any such dividend) shall be paid or declared in cash or otherwise, nor shall any other distribution be made, on any stock junior to the Class B Preferred Stock, unless

(i)

there shall be no arrearages in dividends on the Class B Preferred Stock for any past quarterly dividend period, and dividends in full for the current quarterly dividend period shall have been paid or declared on all of the Class B Preferred Stock (cumulative and non-cumulative) and

(ii)

the Corporation shall have paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all sinking funds, if any, for the Class B Preferred Stock of any series; and

(iii)

the Corporation shall not be in default on any of its obligations to redeem any of the Class B Preferred Stock.

(c)

So long as any of the Class B Preferred Stock is outstanding, no shares of any stock junior to the Class B Preferred Stock shall be purchased, redeemed or otherwise acquired by the Corporation or by any subsidiary except (i) in connection with a reclassification or exchange of any stock junior to the Class B Preferred Stock through the issuance of other stock junior to the Class B Preferred Stock at the time outstanding, or (ii) in connection with the purchase, redemption or other acquisition of any stock junior to the Class B Preferred Stock with proceeds of a reasonably contemporaneous sale of other stock junior to the Class B Preferred Stock at the time outstanding, or (iii) payments in cash in lieu of fractional shares upon the conversions of any convertible stock junior to the Class A Preferred Stock, nor shall any funds be set aside or made available for any sinking fund for the purchase or redemption of any stock junior to the Class B Preferred Stock, unless

(i)

there shall be no arrearages in dividends on Class B Preferred Stock for any past quarterly dividend period, and dividends in full for the current dividend period shall have been paid or declared on all of the Class B Preferred Stock (cumulative or non-cumulative); and

(ii)

the Corporation shall have paid or set aside all amounts, if any, then or theretofore required to be paid or set aside for all sinking funds, if any, for the Class B Preferred Stock of any series; and

(iii)

the Corporation shall not be in default on any of its obligations to redeem any of the Class B Preferred Stock.

(d)

Subject to the foregoing provisions and not otherwise, such dividends (payable in cash, property or stock junior to the Class B Preferred Stock) as may be determined by the Board of Directors of the Corporation may be declared and paid on the shares of any stock junior to the Class B Preferred Stock from time to time, and in the event of the declaration and payment of any such dividends, the holders of shares of such junior stock shall be entitled, to the exclusion of holders of shares of Class B Preferred Stock, to share ratably therein according to their respective interests.

(e)

Dividends in full shall not be declared or paid or set apart for payment on any series of Class B Preferred Stock, unless there shall be no arrearages in dividends on any Class B Preferred Stock for any past quarterly dividend period and dividends in full for the current quarterly dividend period shall have been paid or declared on all Class B Preferred Stock to the extent that such dividends are cumulative and any dividends paid or declared when dividends are not so paid or declared in full shall be shared ratably by the holders of shares of all series of Class B Preferred Stock in proportion to such respective arrearages and unpaid and undeclared current quarterly dividends.

(f)

Dividends shall not be declared or paid or set apart for payment on any series of Class B Preferred Stock, unless there shall be no arrearages in dividends on any series of Class A Preferred Stock entitled to cumulative dividends for any past quarterly dividend period and dividends in full for the current dividend period shall have been paid or declared or set apart for payment on all Class A Preferred Stock.

3.

Liquidation rights.

(a)

In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Class B Preferred Stock of each series shall be entitled to receive, subject to the prior rights of the holders of shares of Class A Preferred Stock set forth in paragraph 3 of Subdivision A of Section 4, the full preferential amount fixed by these Articles of Incorporation or any amendment thereto, or by the resolutions of the Board of Directors of the Corporation providing for the issue of such series, including any arrearages in dividends thereon to the date fixed for the payment in liquidation, before any distribution shall be made to the holders of shares of any stock junior to the Class B Preferred Stock.  After such payment in full to the holders of shares of the Class B Preferred Stock, the remaining assets of the Corporation shall then be distributable exclusively among the holders of shares of any stock junior to the Class B Preferred Stock, according to their respective interests.

(b)

If the assets of the Corporation are insufficient to permit the payment of the full preferential amounts payable to the holders of shares of Class B Preferred Stock of the respective series in the event of a liquidation, dissolution or winding up, then the assets available for distribution to holders of shares of Class B Preferred Stock shall be distributed ratably to such holders in proportion to the full preferential amounts payable on the respective shares.

(c)

A consolidation or merger of the Corporation with or into one or more other corporations or a sale of all or substantially all of the assets of the Corporation shall not be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

4.

Redemption.

(a)

The Corporation may, at the option of the Board of Directors, redeem the whole or any part of the Class B Preferred Stock, or of any series thereof, at any time or from time to time within the period during which such stock is, according to the resolutions of the Board of Directors of the Corporation providing for the issue thereof, redeemable at the option of the Board of Directors of the Corporation, by paying such redemption price thereof, as shall have been fixed by these Articles of Incorporation or any amendment thereto or by the resolutions of the Board of Directors of the Corporation providing for the issue of the Class B Preferred Stock to be redeemed, including an amount in the case of each share so to be redeemed equal to any arrearages in dividends thereon to the date fixed for redemption (the total amount so to be paid being hereinafter referred to as the “redemption price”).

(b)

Unless expressly provided otherwise in the resolutions of the Board of Directors of the Corporation providing for the issue of the Class B Preferred Stock to be redeemed, (i) notice of each such redemption shall be mailed not less than thirty days nor more than ninety days prior to the date fixed for redemption to each holder of record of shares of the Class B Preferred Stock to be redeemed, at his address as the same may appear on the books of the Corporation, and (ii) in case of a redemption of a part only of any series of the Class B Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other equitable manner as the Board of Directors of the Corporation may determine.  The Board of Directors of the Corporation shall have full power and authority, subject to the limitations and provisions contained in these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of the Class B Preferred Stock to be redeemed, to prescribe the manner in which and the terms and conditions upon which the Class B Preferred Stock may be redeemed from time to time.

(c)

If any such notice of redemption shall have been duly given, then on and after the date fixed in such notice of redemption (unless default shall be made by the Corporation in the payment or deposit of the redemption price pursuant to such notice) all arrearages in dividends, if any, on the shares of Class B Preferred Stock so called for redemption shall cease to accumulate, and on such date all rights of the holders of shares of the Class B Preferred Stock so called for redemption shall cease and terminate except the right to receive the redemption price upon surrender of their certificates for redemption and such rights, if any, of conversion or exchange as may exist with respect to such Class B Preferred Stock under the provisions of these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of such Class B Preferred Stock.

(d)

If, before the redemption date specified in any notice of the redemption of any Class B Preferred Stock, the Corporation shall deposit the redemption price with a bank or trust company in the continental United States, having a capital and surplus of at least $5,000,000 according to its last published statement of condition, in trust for payment on the redemption date to holders of shares of Class B Preferred Stock to be redeemed, from and after the date of such deposit all rights of the holders of shares of Class B Preferred Stock so called for redemption shall cease and terminate except the right to receive the redemption price upon surrender of their certificates for redemption and such rights, if any, of conversion or exchange as may exist with respect to such Class B Preferred Stock under the provisions of these Articles of Incorporation or any amendment thereto or in the resolutions of the Board of Directors of the Corporation providing for the issue of such Class B Preferred Stock.  Any funds so deposited which are not required for such redemption because of the exercise of any such right of conversion or exchange subsequent to the date of such deposit shall be returned to the Corporation forthwith.  The Corporation shall be entitled to receive from the depositary, from time to time, the interest, if any, allowed on such funds deposited with it, and the holders of the shares so redeemed shall have no claim to any interest.  Any funds so deposited and remain unclaimed at the end of six years from the redemption date shall, if thereafter requested by the Board of Directors of the Corporation, be repaid to the Corporation.

(e)

Shares of Class B Preferred Stock of any series may also be subject to redemption, in the manner hereinabove described under this paragraph 4 of Subdivision B of Section 4, through operation of any sinking fund created therefor, at the redemption prices and under the terms and provisions contained in the resolutions of the Board of Directors of the Corporation providing for the issue of such series.

(f)

The Corporation shall not be required to register a transfer of any share of Class B Preferred Stock (i) within fifteen days preceding a selection for redemption of shares of the series of Class B Preferred Stock of which such share is a part or (ii) which has been selected for redemption.

(g)

During the continuance of any arrearages in dividends for any past quarterly dividend period or a failure in fulfillment of any sinking fund or redemption obligation on any series of Class B Preferred Stock, the Corporation shall not purchase or redeem less than all of the shares of Class B Preferred Stock or of any other stock ranking on a parity with the Class B Preferred Stock as to dividends and upon liquidation, nor permit any subsidiary to do so without the consent given in writing or affirmative vote given in person or by proxy at a meeting called for the purpose, by the holders or at least fifty percent (50%) of all shares of Class B Preferred Stock then outstanding; provided that (i)

to meet the requirements of any purchase, retirement or sinking fund provisions with respect to any series, the Corporation may use shares of such series acquired by it prior to such arrearages in dividends or failure of payment and then held by it as treasury stock, valued at the redemption price, and (ii) the Corporation may complete the purchase of redemption of shares of Class B Preferred Stock or any other stock ranking on a parity with the Class B Preferred Stock as to dividends and upon liquidation for which a purchase contract was entered into for any purchase, retirement or sinking fund purposes, or the notice of redemption of which was initially mailed, prior to such arrearages in dividends or failure of payment.

(h)

If any obligation to retire shares of Class B Preferred Stock is not paid in full on all series as to which such obligation exists, the number of shares of each such series to be retired pursuant to any such obligation shall be in proportion to the respective amounts which would be payable if all amounts payable for the retirement of such series were discharged in full.

5.

Restrictions on certain actions affecting Class B Preferred Stock.  The Corporation will not, without the consent given in writing or affirmative vote given in person or by proxy at a meeting held for the purpose,

(a)

by the holders of at least fifty percent (50%) of the shares of Class B Preferred Stock then outstanding,

(i)

amend, alter or repeal any of the provisions of these Articles of Incorporation, or any amendment thereto, or By-laws of the Corporation, so as to affect adversely the voting powers, rights or preferences of the holders of shares of Class B Preferred Stock or reduce the time for any notice to which the holders of shares of Class B Preferred Stock may be entitled; provided, however, that the amendment of the provisions of these Articles of Incorporation, as amended, so as to increase the authorized amount of Common Stock, Class B Preferred Stock, any other class of stock junior to the Class B Preferred Stock, any stock of any class ranking on a parity with the Class B Preferred Stock or the Class A Preferred Stock shall not be deemed to affect adversely the powers, rights or preferences of the holder of shares of Class B Preferred Stock;

(ii)

create any other class or classes of stock or any security convertible into, or exchangeable for or evidencing the right to purchase any stock of a class ranking on a parity with the Class B Preferred Stock, either as to dividends or upon liquidation;

(iii)

create any class or classes of stock ranking prior to the Class B Preferred Stock; or

(iv)

merge or consolidate with or into any other corporation, unless the corporation resulting from such merger or consolidation will have after such merger or consolidation no class of stock either authorized or outstanding ranking prior to the Class B Preferred Stock, and no securities either authorized or outstanding which are convertible into or exchangeable for stock ranking prior to the Class B Preferred Stock except the same number of shares of prior stock and the same amount of such convertible securities with the same rights and preferences as the prior stock and such convertible securities of the Corporation, respectively, authorized and outstanding immediately preceding such merger or consolidation, and unless each holder of shares of Class B Preferred Stock immediately preceding such a merger or consolidation shall receive the same number of shares, with substantially the same rights and preferences, of the resulting corporation;

provided, however, that no such consent of the holders of shares of Class B Preferred Stock then outstanding shall be required if, at or prior to the taking effect of the event which would otherwise require such consent, provision shall be made for the redemption of all shares of Class B Preferred Stock.

(b)

by the holders of at least fifty percent (50%) of the shares of any series of Class B Preferred Stock then outstanding, amend, alter or repeal any of the provisions of these Articles of Incorporation or any amendment thereto or of the resolutions of the Board of Directors of the Corporation providing for the issue of such series so as to affect adversely the powers, preferences or rights of the holders of shares of Class B Preferred Stock of such series; provided, however, that no such consent of the holders of shares of any series of Class B Preferred Stock shall be required if, at or prior to the taking effect of the event which would otherwise require such consent, provision shall have been made for the redemption of all shares of such series.

6.

Status of Class B Preferred Stock purchased, redeemed or converted.  Shares of Class B Preferred Stock purchased, redeemed or converted into or exchanged for shares of any other class or series shall be deemed to be authorized but unissued shares of Class B Preferred Stock undesignated as to series.

7.

Voting Rights.  On all matters upon which the holders of shares of Common Stock of the Corporation are entitled to vote, unless otherwise provided in these Articles of Incorporation or any amendment thereto or the resolutions of the Board of Directors providing for the issuance of shares of one or more series of Class B Preferred Stock, each holder of shares of Class B Preferred Stock shall have the right to vote upon a share-for-share basis with the holders of shares of Common Stock.

8.

Election of Directors by holders of shares of Class B Preferred Stock in event of Nondeclaration of Dividends.

(a)

The provisions of this paragraph 8 of Subdivision B of Section 4 shall apply only to those series of Class B Preferred Stock to which such provisions are expressly made applicable by these Articles of Incorporation or any amendment thereto or resolutions of the Board of Directors of the Corporation providing for the issue of such series (hereinafter referred to as the applicable Class B Preferred Stock), subject to the rights of the holders of Class A Preferred Stock.

(b)

If 30 days prior to the date of any annual meeting of the stockholders, holders of shares of Class A Preferred Stock are not entitled to exclusive and special voting rights in the election of directors pursuant to paragraph 8 of Subdivision A of Section 4 and declarations of dividends (including non-cumulative dividends) on the shares of any series of applicable Class B Preferred Stock shall be omitted (i) in an aggregate amount equal to 3 (but less than 6) full quarterly dividends, the number of authorized directorships shall be increased by six, if twelve directorships are authorized immediately prior to such meeting, or by the number of full directorships which will represent at least one-third of the total number of directorships giving effect to the increase (but no more) if other than twelve directorships are authorized immediately prior to such meeting, and the holders of shares of applicable Class B Preferred Stock shall have the exclusive and special right, voting separately as a class and without regard to series, to elect at such annual meeting of stockholders or special meeting held in place thereof, directors to fill such vacancies so created, which directors shall not be included in the classes created by Article Fifth or (ii) in an aggregate amount equal to 6 full quarterly dividends, the number of authorized directorships shall be increased by the number of authorized directorships in existence immediately prior to such meeting plus one additional directorship, and the holders of shares of applicable Class B Preferred Stock shall have the exclusive and special right, voting separately as a class and without regard to series, to elect at such annual meeting of stockholders or special meeting held in place thereof, directors to fill such vacancies so created, which directors shall not be included in the classes created by Article Fifth, in each case until four consecutive quarterly dividends shall have been paid on or declared and set apart for payment on the shares of such series, if the shares of such series are non-cumulative, or until all arrearages in dividends and dividends in full for the current quarterly period shall have been paid on or declared and set apart for payment on the shares of such series, if the shares of such series are cumulative whereupon all voting rights as a class of the holders of shares of applicable Class B Preferred Stock provided for under this paragraph 8 Subdivision B of Section 4 shall be divested from the holders of shares of applicable Class B Preferred Stock (subject, however, to being at any time or from time to time similarly revived if declarations of dividends for subsequent quarterly periods shall be omitted).

(c)

At any meeting at which the holders of shares of applicable Class B Preferred Stock shall be entitled to vote as a class for the election of such directors as above provided, the holders of a majority of the shares of applicable Class B Preferred Stock then outstanding present in person or by proxy shall constitute a quorum for the election of such directors and for no other purpose, and the vote of the holders of a majority of the shares of applicable Class B Preferred Stock so present at any such meeting at which there shall be such a quorum shall be sufficient to elect such directors.  The persons so elected as directors by the holders of shares of applicable Class B Preferred Stock shall hold office until (i) their successors shall have been elected by such holders of (ii) until the annual meeting next following the divestiture of the right of the holders of shares of applicable Class B Preferred Stock to vote as a class in the election of directors as provided in subparagraph (b) of this paragraph 8 of Subdivision B of Section 4.  If a vacancy occurs in a directorship elected by the holders of shares of applicable Class B Preferred Stock voting as a class, a successor may be appointed by the remaining director or directors so elected by the holders of shares of applicable Class B Preferred Stock.  Directors elected pursuant to this paragraph 8 of Subdivision B of Section 4 shall not be removed otherwise than as provided in Article Fifth.

(d)

At any such meeting or any adjournment thereof, (i) the absence of a quorum of the holders of shares of applicable Class B Preferred Stock shall not prevent the election of the directors other than those to be elected by holders of shares of applicable Class B Preferred Stock voting as a class, and the absence of a quorum of holders of the shares entitled to vote for directors other than those to be elected by the holders of shares of applicable Class B Preferred Stock voting as a class shall not prevent the election of the directors to be elected by the holders of shares of applicable Class B Preferred Stock voting as a class, and (ii) in the absence of a quorum of the holders of shares of applicable Class B Preferred Stock, the holders of a majority of the shares of applicable Class B Preferred Stock present in person or by proxy shall have power to adjourn from time to time the meeting for the election of the directors which they are entitled to elect voting as a class, without notice other than announcement at the meeting until a quorum shall be present.

C.  COMMON STOCK

1.

Dividends rights.  Subject to provisions of law and the preferences of the Class A Preferred Stock and the Class B Preferred Stock, the holders of shares of the Common Stock of the Corporation shall be entitled to receive dividends at such time and in such amounts as may be determined by the Board of Directors of the Corporation.

2.

Voting rights.  The holders of shares of the Common Stock of the Corporation shall have one vote for each share on each matter submitted to a vote of the stockholders of the Corporation.

3.

Liquidation rights.  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the preferential amounts to which the holders of shares of Class A Preferred Stock and Class B Preferred Stock shall be entitled, the holders of shares of the Common Stock shall be entitled to share ratably in the remaining assets of the Corporation.

D. GENERAL PROVISIONS

1.

Authority to authorize additional shares.  The authorized number of shares of Common Stock, Class A Preferred Stock and Class B Preferred Stock of the Corporation may be increased at any time and from time to time upon affirmative vote of the holders of a majority of all the shares of stock of the Corporation at the time outstanding.

2.

Authority for issuance of shares.  The Board of Directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the holders of shares of stock of the Corporation, of shares of Common Stock, Class A Preferred

Stock and Class B Preferred Stock and any authorized shares of Common Stock into which such shares of stock are convertible to such persons and for such consideration and on such terms as  the Board of Directors of the Corporation from time to time in its discretion lawfully may determine.  Shares of Common Stock, Class A Preferred Stock and Class B Preferred Stock so issued, for which the consideration has been paid to the Corporation, shall be full paid stock, and the holders of shares of such stock shall not be liable to any further call or assessments thereon.  Authorized shares of Common Stock issued upon the conversion of any other stock of the Corporation shall be full paid stock, and the holders of such stock shall not be liable to any further call or assessments thereon.

3.

Abandonment of dividends and distributions.  Anything herein contained to the contrary notwithstanding any and all right, title, interest, and claim in or to any dividends declared, or other distributions made, by the Corporation, whether in cash, stock or otherwise, on the Stock of the Corporation which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and be deemed to be extinguished and abandoned; and such unclaimed dividends or other distributions in the possession of the Corporation, its transfer agents or other agents or depositaries, shall at such time become the absolute property of the Corporation free and clear of any and all such claims of any persons whatsoever.

4.

No stockholder of this Corporation and no holder of any other security issued by this Corporation shall, by reason of his holding any of its shares of stock or other securities have any preemptive or preferential right to purchase or subscribe for any shares of stock of this Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase any of its shares of stock now or hereafter to be authorized, whether or not the issuance of any such shares, or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or other rights of such stockholder or other security holders, other than such rights, if any, as the Board of Directors, in its discretion from time to time may grant, and at such price as the Board of Directors in its discretion may fix and the Board of Directors may issue shares of stock of this Corporation, or any notes, debentures, bonds, or other securities convertible into or carrying options or warrants to purchase any of its shares of stock without offering any such shares, either in whole or in part, to existing stockholders of the Corporation.

SEVENTH

SECTION 1

For the purposes of this Article Seventh: (i) the term “Person” shall include any individual, corporation, partnership, trust, unincorporated organization or other entity, any syndicate or group or any two or more of the foregoing that have any agreement or understanding (or, with or without an agreement or understanding, act in concert) with respect to acquiring, holding, voting or disposing of securities of the Corporation, and shall include also any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1975) of any Person: (ii) any Person shall be deemed to be the beneficial owner of any securities of the

Corporation which such Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (iii) the term “Substantial Part” shall mean any assets having a then fair market value, in the aggregate, or more than $5,000,000; (iv) the term “Subsidiary” shall mean any corporation in which the Corporation owns, directly or indirectly, more than 50% of the voting securities; (v) the term “Substantial Amount” shall mean any securities of the Corporation having a then fair market value of more than $5,000,000; (vi) the outstanding securities of any class of the Corporation shall include securities deemed owned through application of the preceding clauses of this Section 2 of this Article Seventh, but shall not include any other securities which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise; and (vii) a “Required Vote”  shall mean the affirmative vote of at least the holders of two-thirds (2/3) of all of the securities of the Corporation then entitled to vote at a meeting of stockholders, considered for the purposes of this Article Seventh as one class.

SECTION 2

Except as set forth in Section 4 of this Article Seventh, a Required Vote shall be necessary (i) for the adoption of any agreement for the merger or consolidation of the Corporation with or into any other Person, or (ii) to authorize any sale, lease, exchange, mortgage, pledge or other disposition of all, or substantially all, or any Substantial Part of the assets of the Corporation or any Subsidiary to any other Person, or (iii) to authorize the issuance or transfer by the Corporation of any Substantial Amount of securities of the Corporation in exchange for the securities or assets of any other Person, if, in any such case, as of the record date for the determination of security holders entitled to notice thereof and to vote thereon, such other Person is the beneficial owner, directly or indirectly, of more than 5% of the outstanding securities of the Corporation then entitled to vote at a meeting of stockholders, considered for the purposes of this Article Seventh as one class.  The Required Vote shall be in lieu of any lesser vote of the holders of the voting securities of the Corporation voting as one class otherwise required by law or by agreement, but shall be in addition to any class vote or other vote otherwise required by law, these Articles of Incorporation or by any agreement or contract to which the Corporation is a party.

SECTION 3

The Board of Directors of the Corporation shall have the power and duty to determine for the purposes of this Article Seventh, on the basis of information known to the Corporation, whether this Article Seventh applies to any transaction, including but not limited to whether (i) such transaction involves a Substantial Part of the assets of the Corporation and its subsidiaries, (ii) one or more Persons are to be deemed to be a single Person, (iii) a Person is an “affiliate” or “associate” (as defined above) of another, (iv) any Person beneficially owns more than 5% of the outstanding securities of the Corporation then entitled to vote at a meeting of stockholders, (v) a Person has an agreement or understanding, or is acting in concert, with respect to acquiring, holding, voting or disposing of securities of the Corporation, and (vi) the memorandum of understanding referred to in Section 4 of this Article Seventh is substantially consistent with the transaction covered thereby.  Determinations of the Board of Directors of the Corporation shall be conclusive and binding for all purposes of this Article Seventh.

SECTION 4

The provisions of this Article Seventh shall not be applicable to (i) any agreement or transaction referred to in Section 2 of this Article Seventh, if the Board of Directors of the Corporation shall by resolution have approved a memorandum of understanding with the other Person who is a party to such agreement or transaction with respect to, and substantially consistent with, such transaction and such resolution shall have been approved either (A) prior to the time that such Person shall have become a holder of more than 5% of the outstanding securities of the Corporation then entitled to vote at a meeting of stockholders, or (B) by sufficient members of the Board of Directors who were directors prior to the time that such Person shall have become a holder of more than 5% of the outstanding securities of the Corporation then entitled to vote at a meeting of stockholders, to constitute a majority of the total number of directorships (including vacant directorships), or (ii) any merger or consolidation of the Corporation with or into any Person, or any sale, lease or exchange of any of the assets of any Person to the Corporation or any subsidiary thereof if a majority of the outstanding shares of all classes of stock then entitled to vote at a meeting of stockholders of such Person is owned by the Corporation and its Subsidiaries.

EIGHTH

The power to make, alter or repeal the By-laws of the Corporation shall be vested exclusively in the Board of Directors of the Corporation.

NINTH

SECTION 1

The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, including attorneys’ fees, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not apposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe, that his conduct was unlawful.

SECTION 2

The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit including attorney’s fees if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

SECTION 3

The Board of Directors of the Corporation shall have the power, in its discretion, to cause the Corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding referred to in Sections 1 or 2 of this Article Ninth by reason of the fact that (although not a director or officer of the Corporation) he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise to the extent that any such person would have been entitled to be indemnified under Sections 1 and 2 had he at all times been a director or officer of the Corporation.

SECTION 4

To the extent that a person who is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, of any other corporation, partnership, joint venture, trust or other enterprise with which he is or was serving in such capacity at the request of the Corporation, has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith, including attorneys’ fees.

SECTION 5

Any indemnification under Sections 1, 2 or 3 of this Article Ninth, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 or 2.  Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

SECTION 6

Expenses incurred by a director or officer in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he shall not be entitled to be indemnified by the Corporation as authorized by this Article Ninth.  Such expenses incurred by other employees and agents may be so paid upon such term and condition, if any, as the Board of Directors deems appropriate.

SECTION 7

The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue unless otherwise provided when authorized or ratified, as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

SECTION 8

For purposes of this Article, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

SECTION 9

For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

SECTION 10

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article Ninth.

TENTH

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them, secured or unsecured, or between this Corporation and its stockholders, or any class of them, any court, state or federal, of competent jurisdiction with the state of Kansas may on the application in a summary way of this Corporation, or of any creditor, secured or unsecured, or stockholders thereof, or on the application of trustees in dissolution, or on the application of any receiver or receivers appointed for this Corporation by any Court, state or federal, of competent jurisdiction, order a meeting of the creditors or class of creditors, secured or unsecured, or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as said court directs.  If a majority in number representing three-fourths in value of the creditors or class of creditors, or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ELEVENTH

The Corporation may voluntarily liquidate and dissolve only if the proposed liquidation and dissolution is approved by the affirmative vote of at least the holders of two-thirds (2/3) of all of the securities of the Corporation then entitled to vote at a meeting of stockholders, considered for the purposes of this Article Eleventh as one class.

TWELFTH

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in any manner now or hereafter prescribed by statute; provided that no amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of Article Fifth, Article Seventh, Article Eighth, Article Eleventh or this Article Twelfth; unless the amendment effectuating such amendment, alteration, change or repeal shall have received the affirmative vote of the holders of at least two-thirds (2/3) of all the securities of the Corporation then entitled to vote on such amendment, alteration, change or repeal, considered as one class.  Such two-thirds (2/3) affirmative vote shall be in addition to any vote of the holders of securities of the Corporation otherwise required by law, these Articles of Incorporation, or any agreement or contract to which the Corporation is a party.

THIRTEENTH

SECTION 1

For the purpose of this Article Thirteenth: (i) the term “Person” shall include any individual, corporation, partnership, trust, unincorporated organization or other entity, any syndicate or group of any two or more of the foregoing that have any agreement or understanding (or, with or without an agreement or understanding, act in concert) with respect to acquiring, holding, voting or disposing of voting securities of the Corporation, and shall include also any affiliate or associate of any Person; (ii) any Person shall be deemed to be the beneficial owner of any voting securities of the Corporation (a) which such Person beneficially owns, as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1985, and (b) which such Person has the right to acquire pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise; (iii) the term “Substantial Part” shall mean any assets having a then fair market value, in the aggregate, of more than $5,000,000; (iv) the term “Subsidiary” shall mean any corporation in which the Corporation owns, directly or indirectly, more than 50% of the voting securities; (v) the term “Substantial Amount” shall mean any voting securities of the Corporation having a then fair market value or more than $5,000,000; (vi) the outstanding voting securities of any class of the Corporation shall include voting securities deemed owned through application of the preceding clauses of this Section 1 of this Article Thirteenth, but shall not include any other voting securities which may be issuable pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise; (vii) the term “Related Person” shall mean and include any Person which is the beneficial owner, directly or indirectly, of 10% or more of the outstanding voting securities of the Corporation (considered for the purposes of this Article Thirteenth as one class); (viii) the term “Related Person Director” shall mean and include each director of the Corporation who is himself or herself a Related Person or an affiliate or associate of a Related Person or an officer, director, employee or agent of a Related Person or of an affiliate or associate of a Related Person; (ix) the term “Interested Related Person” shall mean and include a Related Person that is a party to, or is an affiliate or associate of a party to, or will experience an increase in its proportionate interest in the outstanding voting securities of any class of the Corporation as a result of, an agreement, authorization or transaction referred to in Section 2 of this Article Thirteenth; (x) the term “Required Vote” shall mean the affirmative vote or consent of the holders of 80% of the outstanding voting securities of all classes of the Corporation entitled to vote in elections of directors (considered for the purposes of this Article Thirteenth as one class); (xi) the terms “affiliate” and “associate” shall have the meanings ascribed to them in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on January 1, 1985; and (xii) the term “Fair Market Price” of any voting security of any class shall mean the highest sale price reported during the 30-day period immediately preceding the date in question of such security (a) on the Composite Tape of the New York Stock Exchange-Listed Stocks, or (b) if such voting security is not quoted on such Composite Tape, on the New York Stock Exchange, or (c) if such voting security is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such voting security is listed, or (d) if such voting security is not listed on any such exchange, the highest asked quotation for such voting security reporting during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations Systems or any system then in use.  If no such quotations are available, the “Fair Market Price” of any voting security of any class shall mean the fair value on the date in question of such voting security as determined by a majority of the directors who are not Related Person Directors.

SECTION 2

Except as set forth in Section 4 of this Article Thirteenth, a Required Vote shall be necessary (i) for the adoption of any agreement for the merger or consolidation of the Corporation or any of its subsidiaries with or into any Related Person; or (ii) to authorize any sale, lease, exchange, mortgage, pledge, transfer or other disposition of all, or substantially all, or any Substantial Part of the assets of the Corporation or of any Subsidiary to any Related Person; or (iii) to authorize the issuance or transfer by the Corporation and its subsidiaries of any Substantial Amount of voting securities of the Corporation in exchange for the securities or assets of any Related Person; or (iv) to authorize any recapitalization of the Corporation or any Subsidiary, or merger or consolidation of the Corporation with any Subsidiary, which has the effect, directly or indirectly, of increasing the proportionate interest of any Related Person in the outstanding voting securities of any class of the Corporation or any Subsidiary.  The Required Vote shall be in lieu of any lesser vote of the holders of the voting securities of the Corporation voting as one class otherwise required by law or by agreement, but shall be in addition to any class vote or other vote otherwise required by law, these Articles of Incorporation or by any agreement or contract to which the Corporation is a party.

SECTION 3

The Board of Directors of the Corporation, acting by resolution adopted by a majority of those members of the Board of Directors who are not themselves Related Person Directors, shall have the power and duty to determine for the purposes of this Article Thirteenth on the basis of information known to the Corporation, whether this Article Thirteenth applies to any transaction, including but not limited to whether (i) such transaction involves a Substantial Part of the assets of the Corporation or any Subsidiary, (ii) such transaction involves a Substantial Amount of the voting securities of the Corporation, (iii) one or more Persons are to be deemed to be a single Person, (iv) a Person is an affiliate or associate of another, (v) any Person beneficially owns more than 10% of the outstanding voting securities of the Corporation, (vi) any Person has the right to acquire voting securities of the Corporation, (vii) any Person has any agreement or understanding with respect to acquiring, holding, voting or disposing of voting securities of the Corporation, (viii) any Person is acting in concert with any Person, (ix) an amount equals or exceeds the highest per share price paid or payable by an Interested Related Person for voting securities of the Corporation or (x) an amount equals or exceeds the Fair Market Price of the voting securities of the Corporation, (xi) a form of consideration other than cash is the same form as that used by an Interested Related Person to acquire the largest number of voting securities of the Corporation previously acquired by an Interested Related Person, (xii) an investment banking firm is a major investment banking firm of national reputation, (xiii) a fee to be paid by investment banking firm is reasonable, or (xiv) an investment banking firm has been previously associated with an Interested Related Person within the three years immediately preceding its selection.  Determinations of the Board of Directors of the Corporation shall be conclusive and binding for all purposes of this Article Thirteenth.

SECTION 4

The provisions of this Article Thirteenth shall not be applicable to any agreement or transaction referred to in Section 2 of this Article Thirteenth if either:

(i)

such agreement or transaction shall have been approved by a resolution adopted by three-fourths of those members of the Board of Directors of the Corporation holding office at the time such resolution is adopted who are not themselves Related Person Directors; or

(ii)

all of the following conditions have been met: (a) the aggregate amount of the cash and the fair market value (as determined by the investment banking firm referred to in clause (d) below) of consideration other than cash to be received per voting security in the transaction by holders of voting securities of the Corporation is not less than the higher of (1) the highest price per voting security (including any brokerage commissions, transfer taxes, soliciting dealer’s fees, dealer-management compensation and similar expenses) paid or payable by any Interested Related Person in connection with the acquisition of beneficial ownership of any voting securities within the three-year period immediately prior to the record date for the determination of stockholders of the Corporation entitled to vote on or consent to the transaction, and (2) the Fair Market Price per voting security on such record date; (b) the consideration to be received by holders of voting securities of the Corporation other than any Interested Related Person shall be either in cash or in the form used by any Interested Related Person in connection with the acquisition of the largest number of voting securities of the Corporation previously acquired by any interested Related Person; (c) at the record date for the determination of stockholders of the Corporation entitled to vote on the proposed transaction, there shall be one or more directors of the Corporation who are not Related Person Directors; and (d) a proxy or information statement describing the proposed transaction and complying with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to the holders of outstanding voting securities of the Corporation entitled to vote in elections of directors as of the record date for the determination of stockholders of the Corporation entitled to vote on such proposed transaction, at least 30 days prior to the consummation of such transaction (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions), and such proxy or information statement shall contain in a prominent place (1) any recommendations as to the advisability (or inadvisability) of the proposed transaction that those members of the Board of Directors who are not Related Person Directors of the Corporation may choose to state, and (2) if deemed advisable by a majority of the directors of the Corporation who are not Related Person Directors, the opinion of an investment banking firm as to both (A) the fair market value of any consideration other than cash to be received in the proposed transaction by holders of voting securities of the Corporation (as required by clause (a) above), and (B) the fairness (or not) of the terms of the proposed transaction from the point of view of the financial interests of the holders of voting securities of the Corporation other than Interested

Related Persons.  Such investment banking firm shall be engaged solely on behalf of the holders of voting securities of the Corporation other than Interested Related Person Directors, shall be paid a reasonable fee for its services by the Corporation upon receipt of such opinion and shall be a major investment banking firm of national reputation that has not been associated with any Interested Related Person during the three year period immediately preceding its selection for this purpose.

For purposes of clause (a) above, the term “consideration other than cash to be received” shall include voting securities of the Corporation retained by its stockholders in the event of a transaction in which the Corporation is the surviving corporation.

SECTION 5

In addition to any other requirements for amendments to these Articles of Incorporation, no amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article Thirteenth unless the amendment effectuating such amendment, alteration, change or repeal shall have received the affirmative vote of the holders of 80% of the outstanding voting securities of all classes of the Corporation entitled to vote in elections of directors (considered for the purposes of this Article Thirteenth as one class), provided that this Section 5 of Article Thirteenth shall not apply to any amendment to these Articles of Incorporation approved by a resolution adopted by three-fourths (3/4) of those members of the Board of Directors of the Corporation holding office at the time such resolution is adopted who are not themselves Related Person Directors.

FOURTEENTH

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under the provisions of K.S.A. 17-6424 and amendments thereto, or (iv) for any transaction from which the director derived any improper personal benefit.  If the Kansas General Corporation Code is amended, after approval by the stockholders of this article, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Kansas General Corporation Code, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

FIFTEENTH

In the election of directors of the Corporation, the principle of cumulative voting shall not apply.  Every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote.

K N ENERGY, INC.

BY:  /s/ Larry D. Hall

        Larry D. Hall, President

BY:  /s/ William S. Garner, Jr.

        William S. Garner, Jr., Secretary

CERTIFICATE OF CORRECTION

of

Certificate of Amendment to Articles of Incorporation

of

K N ENERGY, INC.

Pursuant to Section 17-6003(f) of the General

Corporation Code of the State of Kansas

K N Energy, Inc., a Kansas corporation (the “Corporation”), through the undersigned duly authorized officers, in accordance with the provisions of Section 17-6003(f) of the General Corporation Code of the State of Kansas, DOES HEREBY CERTIFY:

1.

A Certificate of Amendment to Articles of Incorporation of K N Energy, Inc. was filed by the Secretary of State of Kansas on July 13, 1994, and recorded in the office of the Recorder of Deeds of Phillips County on July 15, 1994, in Book 314, pages 781-785, and said Certificate of Amendment requires correction as permitted by subsection (f) of Section 17-6003 of the General Corporation Code of the State of Kansas.

2.

The inaccuracy resulting from such Certificate of Amendment, and to be corrected by this Certificate of Correction, is as follows:  The Number “27,200,000” in Article Sixth, Section 2, Part 1 of the Restated Articles of Incorporation should be “52,200,000.”

3.

Article Sixth, Section 2, Part 1 is corrected to read as follows:

*1.

  “That the total number of shares of all classes of stock which the

Corporation shall have authority to issue shall be 52,200,000”.

IN WITNESS WHEREOF, this Certificate of Correction is executed on behalf of the Corporation by its President, and attested by its Secretary, this 30th day of August, 1995.

K N ENERGY, INC.

By:  /s/ William S. Garner, Jr.

        Vice President, General Counsel

        and Secretary

ATTEST:

By:  /s/ Martha B. Wyrsch

        Martha B. Wyrsch

        Assistant Secretary

STATE OF COLORADO

)

)  ss.

COUNTY OF JEFFERSON

)

Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared:  William S. Garner, Jr., Vice President, General Counsel and Secretary, of K N Energy, Inc., a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Correction, and duly acknowledged the execution of the same this 12th day of September, 1995.

         [SEAL]

/s/ Christine Lorato

Notary Public

My appointment or commission expires:

December 31, 1998

STATE OF COLORADO

)

)  ss.

COUNTY OF JEFFERSON

)

Be it remembered that before me, a Notary Public in and for the aforesaid county and state, personally appeared:  Martha B. Wyrsch, Assistant Secretary, of K N Energy, Inc., a corporation, who are known to me to be the same persons who executed the foregoing Certificate of Correction, and duly acknowledged the execution of the same this 12th day of September, 1995.

         [SEAL]

/s/ Christine Lorato

Notary Public

My appointment or commission expires:

December 31, 1998

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF RESTATEMENT OF

ARTICLES OF INCORPORATION

OF

K N ENERGY, INC.

The undersigned, K N Energy, Inc., a Kansas corporation (the “Company”), for the purpose of amending the Certificate of Restatement  of Articles of Incorporation of the Company, in accordance with the Kansas General Corporation Code, does hereby make and execute this Certificate of Amendment of the Certificate of Restatement of Articles of Incorporation and does hereby certify that:

1.

The amendment of the Certificate of Restatement of Articles of Incorporation proposed by the directors and adopted by the stockholders of the Company is as follows:

RESOLVED, that Article Sixth, Section 2, Subparagraphs 1 and 2 of the Restated Articles of Incorporation of the Company be superseded and replaced with the following:

SECTION 2

1.  That the total number of shares of all classes of stock which the Corporation shall have the authority to issue shall be 152,200,000.

2.  That the number of shares which are to have a par value shall be 150,000,000 of the par value of $5 each, all of which shares shall be one class of common stock (hereinafter referred to as the “Common Stock”).

2.

Such amendment has been duly adopted in accordance with the provisions of Section 17-6602 of the Kansas Statutes Annotated.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Company by its President and attested by its Secretary on the 30th day of April 1998.

K N ENERGY, INC.

By:  /s/ Larry D. Hall

        Larry D. Hall, President

ATTEST:

/s/ Martha B. Wyrsch

Martha B. Wycsch, Secretary

STATE OF COLORADO

)

)  ss.

COUNTY OF JEFFERSON

)

BE IT REMEMBERED, that on this 30th day of April 1998 before me, the undersigned, a Notary Public in and for the said County and State, personally appeared:  Larry D. Hall and Martha B. Wyrsch, who declared that they are the President and Secretary, respectively, of the company named in the foregoing certificate, and acknowledged that they executed the foregoing certificate on behalf of the company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Christine Lorato

Notary Public

My appointment or commission expires:

December 31, 1998

         [SEAL]

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF RESTATEMENT OF

ARTICLES OF INCORPORATION

OF

K N ENERGY, INC.

The undersigned, K N Energy, Inc., a Kansas corporation (the “Corporation”), for the purpose of amending the Certificate of Restatement  of Articles of Incorporation of the Corporation, in accordance with the Kansas General Corporation Code, does hereby make and execute this Certificate of Amendment of the Certificate of Restatement of Articles of Incorporation and does hereby certify that:

1.

The amendment of the Certificate of Restatement of Articles of Incorporation proposed by the directors and adopted by the stockholders of the Company is as follows:

RESOLVED, that Article First of the Restated Articles of Incorporation of the Corporation be and it hereby is, superseded and replaced in its entirety with the following:

FIRST

The name of the Corporation shall be Kinder Morgan, Inc.

2.

Such amendment has been duly adopted in accordance with the provisions of Section 17-6602 of the Kansas Statutes Annotated.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by the Corporation by its Chairman and Chief Executive Officer and attested by its Assistant Secretary on the 7th day of October, 1999.

K N ENERGY, INC.

By:  /s/ Stewart A. Bliss

        Stewart A. Bliss

        Chairmand and Chief Executive Officer

ATTEST:

/s/ Michael S. Richards

Michael S. Richards, Assistant Secretary

STATE OF COLORADO

)

)  ss.

COUNTY OF JEFFERSON

)

BE IT REMEMBERED, that on this 7th day of October, 1999, before me, the undersigned, a Notary Public in and for the said County and State, personally appeared:  Stewart A. Bliss and Michael S. Richards, who declared that they are the Chairman and Chief Executive Officer and Assistant Secretary, respectively, of the corporation named in the foregoing certificate, and acknowledged that they executed the foregoing certificate on behalf of the corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.

/s/ Marcia L. Keppy

Notary Public

My appointment or commission expires:

April 21, 2001

         [SEAL]

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF RESTATEMENT OF

ARTICLES OF INCORPORATION

OF

KINDER MORGAN, INC.

The undersigned, Kinder Morgan, Inc., a Kansas corporation (the “Company”), for the purpose of amending the Certificate of Restatement of Articles of Incorporation of the Company, in accordance with the Kansas General Corporation Code, does hereby make and execute this Certificate of Amendment of the Certificate of Restatement of Articles of Incorporation and does hereby certify that:

1.

The Amendment of the Certificate of Restatement of Articles of Incorporation proposed by the directors and adopted by the stockholders of the Company is as follows:

RESOLVED, that Article Sixth, Section 2, Subparagraphs 1 and 2 of the Restated Articles of Incorporation of the Company be superseded and replaced with the following:

SECTION 2

1.  That the total number of shares of all classes of stock which the Corporation shall have the authority to issue shall be 302,200,000.

2.  That the number of shares which are to have a par value shall be 300,000,000 of the par value of $5 each, all of which shares shall be one class of common stock (hereinafter referred to as the “Common Stock”).

2.

Such amendment has been duly adopted in accordance with the provisions of Section 17-6602 of the Kansas Statutes Annotated.

I declare under penalty of perjury under the laws of the State of Kansas that the foregoing is true and correct.

Executed on the 10th day of May, 2005.

KINDER MORGAN, INC.

By:   /s/ Richard D. Kinder

        Chairman, Chief Executive Officer

Attested to:

By:

/s/ Joseph Listengart

Joseph Listengart, Secretary